UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

AMERITYRE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50053	87-0535207
(State or other jurisdiction	(Commission File Number)	(IRS Employer ID No.)
of incorporation)

1501 Industrial Road, Boulder City, Nevada  89005

(Address of principal executive office)

Registrant's telephone number, including area code: (702) 293-1930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYALWS

On December 1, 2021, the Board of Directors approve a change to the Ameirytre Corporation bylaws to amend the definition of quorum from one-half of the total voting power of outstanding shares to one-third of the total voting power of the outstanding shares of the corporation entitled to vote.

No other changes were made to the bylaws.

ITEM 5.07         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Stockholders of Amerityre Corporation (the “Company”) was held virtually on December 1, 2021, at 10:00 am, Pacific Time. At the Annual Meeting, the stockholders:

1.	Elected five directors to serve until the 2022 Annual Meeting of Stockholders.

2.	Ratified the selection of Haynie & Company PC as the Company’s independent auditor for the Company’s fiscal year ending June 30, 2022.

The results of the voting were as follows:

1. Directors	For	Against	Withhold/Abstain
Michael F. Sullivan	32,187,607	0	258,410
Terry Gilland	32,047,782	0	398,235
George Stoddard	31,802,774	0	643,243
David Clark	32,312,090	0	133,927
David Hollister	32,312,065	0	133,952

Broker non-votes for the above were 11,681,386 for all line items.

2. Ratify Haynie& Company PC	For	Against	Withhold/Abstain
	43,997,917	83,8611	45,875

A total of 44,127,403 shares were represented at the meeting in person or by proxy, or approximately 60.4% of the total 73,047,868 shares eligible to vote.

ITEM 7.01	REGULATION FD DISCLOSURE

The Company’s Annual Meeting of Shareholders held on December 1, 2021 virtually included a presentation by the Michael F. Sullivan, CEO and President, along with segments presented by Lynda Keeton-Cardno, CPA, CFO. In the presentation, Mr. Sullivan and Ms. Keeton-Cardno summarized the Company’s business and operational status and discussed strategic and operational plans for the coming year.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
3.02	Amended and Restated Bylaws of Amerityre Corporation
99.1	Investor Presentation – December 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  December 8, 2021

AMERITYRE CORPORATION
By:
/s/ Michael F. Sullivan	/s/ Lynda R. Keeton-Cardno
Michael F. Sullivan Chief Executive Officer (Principal Executive Officer)	Lynda R. Keeton-Cardno Chief Financial Officer (Principal Financial and Accounting Officer)